SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of Earliest Event Reported): February 25, 1999



                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)




        DELAWARE                        0-18348                  06-1209796
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
       of incorporation)                                     Identification No.)


1400 Corporate Center Way, Wellington, Florida                      33414
  (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000

                      Exhibit Index Appears on page 12.

Item 2.           Acquisition or Disposition of Assets.

         On February 25, 1999, BE Aerospace, Inc., a Delaware corporation (the "Company"), completed the sale (the "Sale") of a 51% membership interest (the "Membership Interest") in In-Flight Entertainment, LLC, a Delaware limited liability company ("IFE"), to Sextant Avionique, Inc., a Florida corporation ("Sextant"), a wholly owned subsidiary of Sextant Avionique, S.A., pursuant to a Purchase Agreement, dated January 25, 1999 (the "Agreement") between the Company and Sextant. A copy of the Agreement is attached to this report as Exhibit 2.1. Prior to the completion of the Sale, IFE was wholly owned by the Company and its wholly owned subsidiaries. The Company and its wholly owned subsidiaries continue to own a 49% membership interest in IFE.

         The purchase price paid by Sextant to the Company for the Membership Interest was $62,000,000 in cash. The terms of the Agreement provide for the final price for the 51% interest to be determined on the basis of operating results for IFE over the two-year period ending February 28, 2000. Depending on the operating results during that period, the final purchase price could range from $47,000,000 to $87,000,000. The Company used the proceeds from the Sale to repay a portion of its bank line of credit.

         In connection with the Sale, the Company and Sextant have entered into an Amended and Restated Limited Liability Company Agreement (the "LLC Agreement") governing the rights of the members of IFE. A copy of the LLC Agreement is included in Exhibit 2.1 hereto. As of the closing of the Sale, the name of IFE was changed to "Sextant In-Flight Systems, LLC".




Item 7.           Financial Statements and Exhibits

(a)      Not applicable

(b)      Pro forma Financial Information

         The following unaudited pro forma combined financial statements and notes thereto are attached hereto at pages PF-1 through PF-7:

         (i) Pro forma combined statements of operations for the year ended February 28, 1998

         (ii) Notes to pro forma combined statements of operations for the year ended February 28, 1998

         (iii) Pro forma combined statements of operations for the nine months ended November 28, 1998

         (iv) Notes to pro forma combined statements of operations for the nine months ended November 28, 1998

         (v)      Pro forma combined balance sheet as of November 28, 1998

         (vi)     Notes to pro forma combined balance sheet as of November 28,
                  1998


(c)               Exhibits.


                  Exhibit No.                        Description
                  -----------                        -----------

                  2.1 Purchase Agreement dated as of January 25, 1999 between BE Aerospace, Inc. and Sextant Avionique, Inc. together with the exhibits thereto.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BE AEROSPACE, INC.



                                    By:  /s/ Thomas P. McCaffrey
                                         --------------------------------------
                                         Name:  Thomas P. McCaffrey
                                         Title: Corporate Senior Vice President
                                                of Administration and Chief
                                                Financial Officer

                           UNAUDITED PRO FORMA COMBINED
                   FINANCIAL INFORMATION OF BE AEROSPACE, INC.
                        AND ITS CONSOLIDATED SUBSIDIARIES


                  The following unaudited pro forma combined statements of operations and unaudited combined balance sheet give effect to the Sale by the Company of a 51% membership interest in In-Flight Entertainment, LLC ("IFE") to Sextant Avionique, Inc. ("Sextant"), a wholly owned subsidiary of Sextant Avionique, S.A., as discussed in Item 2, and the use of the proceeds from the Sale to repay a portion of the Company's bank line of credit. Prior to the completion of the Sale, IFE was wholly owned by the Company and its wholly owned subsidiaries.

                  The pro forma combined statements of operations for the year ended February 28, 1998 and the nine months ended November 28, 1998 assume that the Sale and the use of the net proceeds to repay the Company's bank line of credit occurred on February 23, 1997. The pro forma combined statements of operations for the year ended February 28, 1998 excludes the non-recurring gain on the Sale.

                  The pro forma combined statements of operations for the year ended February 28, 1998 and the nine months ended November 28, 1998 reflect the deconsolidation of IFE, the use of the equity method of accounting for the Company's 49% interest in IFE and certain other adjustments related to cost allocations and interest expense arising from the Sale and application of the net proceeds.

                  The pro forma combined balance sheet as of November 28, 1998 assumes that the Sale of the 51% interest in IFE to Sextant occurred on November 28, 1998. The pro forma combined statements of operations and balance sheet do not purport to represent the results of operations or financial position of the Company had the transactions and events assumed therein occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future.

                  The pro forma combined financial information is based on assumptions and adjustments described in the notes to the pro forma financial statements. The Company has not included the non-recurring net gain on the Sale of the 51% interest in IFE in the accompanying pro forma financial statements. The pro forma financial information should be read in conjunction with the Company's historical financial statements, including notes thereto, which are incorporated herein by reference.

BE Aerospace, Inc.
Pro Forma Combined Statements of Operations (Unaudited)
Year Ended February 28, 1998
(Dollars in thousands, except per share data)

                                                                                  Other
                                                     B/E       Adjustment(a)  Adjustments    As Adjusted
                                                  ---------    -------------  -----------    -----------
Net Sales                                         $ 487,999     $ (81,094)     $      --      $ 406,905
Cost of sales                                       309,094       (39,391)            --        269,703
                                                  ---------     ---------      ---------      ---------
Gross Profit                                        178,905       (41,703)            --        137,202
Operating expenses:
    Selling, general and administrative              58,622        (9,522)         2,152 (b)     51,252
    Research, development and engineering            45,685       (21,426)            --         24,259
    Amortization expense                             11,265          (382)            --         10,883
    Other expenses                                    4,664            --             --          4,664
                                                  ---------     ---------      ---------      ---------
Total operating expenses                            120,236       (31,330)         2,152         91,058
                                                  ---------     ---------      ---------      ---------
Operating earnings                                   58,669       (10,373)        (2,152)        46,144
Interest expense, net                                22,765        (1,562)        (5,371)(c)     15,832
Equity in earnings of In-Flight Entertainment            --            --          4,312 (d)      4,312
                                                  ---------     ---------      ---------      ---------
Earnings before income taxes
    and extraordinary item                           35,904        (8,811)         7,531         34,624
Income taxes                                          5,386            --           (192)(e)      5,194
                                                  ---------     ---------      ---------      ---------
Earnings before extraordinary item                   30,518        (8,811)         7,723         29,430
Extraordinary item                                    8,956            --             --          8,956
                                                  ---------     ---------      ---------      ---------
Net earnings                                      $  21,562     $  (8,811)     $   7,723      $  20,474
                                                  =========     =========      =========      =========

Basic earnings per share:
    Earnings before extraordinary item            $    1.36                                   $    1.31
    Extraordinary item                                (0.40)                                      (0.40)
                                                  ---------                                   ---------

    Net earnings                                  $    0.96                                   $    0.91
                                                  =========                                   =========
    Weighted average common shares                   22,442                                      22,442

Diluted earnings per share:
    Earnings before extraordinary item            $    1.30                                   $    1.25
    Extraordinary item                                (0.38)                                      (0.38)
                                                  ---------                                   ---------
    Net earnings                                  $    0.92                                   $    0.87
                                                  =========                                   =========
    Weighted average common shares                   23,430                                      23,430

See accompanying notes to Pro Forma Combined Statements of Operations for the Year Ended February 28, 1998.

BE Aerospace, Inc.
Notes to Pro Forma Combined Statements of Operations
Year ended February 28, 1998


(a) To deconsolidate IFE from the Company's consolidated results.

(b) Represents actual B/E corporate allocations to IFE that would have been allocated to other facilities had the Sale taken place on February 23, 1997.

(c) Represents the reduction in the Company's interest expense that would have been realized had the Sale and use of the net proceeds from the Sale to repay a portion of the Company's bank line of credit occurred on February 23, 1997.

(d) To record B/E's equity earnings in its 49% investment in IFE.

(e) To adjust income tax expense to the Company's effective tax rate.

BE Aerospace, Inc.
Pro Forma Combined Statements of Operations (Unaudited)
Nine Months Ended November 28, 1998
(Dollars in thousands, except per share data)


                                                                                     Other
                                                        B/E       Adjustment(a)   Adjustments   As Adjusted
                                                     --------     -------------   -----------   -----------
Net Sales                                            $ 492,094      $ (59,529)     $      --      $ 432,565
Cost of sales                                          305,004        (35,976)            --        269,028
                                                     ---------      ---------      ---------      ---------
Gross Profit                                           187,090        (23,553)                      163,537
Operating expenses:
   Selling, general and administrative                  58,715         (9,825)         2,515 (b)     51,405
   Research, development and engineering                40,827        (10,743)            --         30,084
   Amortization expense                                 16,038         (1,115)            --         14,923
   In-process research and development and
     acquisition-related expenses                       79,155         (7,540)            --         71,615
                                                     ---------      ---------      ---------      ---------
Total operating expenses                               194,735        (29,223)         2,515        168,027
                                                     ---------      ---------      ---------      ---------
Operating losses                                        (7,645)         5,670         (2,515)        (4,490)
Interest expense, net                                   27,816         (3,114)        (4,028)(c)     20,674
Equity in loss of In-Flight Entertainment                   --             --         (4,274)(d)     (4,274)
                                                     ---------      ---------      ---------      ---------
Loss before income taxes                               (35,461)         8,784         (2,761)       (29,438)
Income taxes                                             7,428             --           (258)(e)      7,170
                                                     ---------      ---------      ---------      ---------
Net Loss                                             $ (42,889)     $   8,784      $  (2,503)       (36,608)
                                                     =========      =========      =========      =========
Basic loss per share:
   Net loss                                          $   (1.72)                                   $   (1.47)
                                                     =========                                    =========
   Weighted average common shares                       24,946                                       24,946

Diluted loss per share:
   Net loss                                           $  (1.72)                                   $   (1.47)
                                                     =========                                    =========
   Weighted average common shares                       24,946                                       24,946

See accompanying notes to Pro Forma Combined Statements of Operations for the Year Ended February 28, 1998.

BE Aerospace, Inc.
Notes to Pro Forma Combined Statements of Operations
Nine Months Ended November 28, 1998


(a) To deconsolidate IFE from the Company's consolidated results.

(b) Represents actual B/E corporate allocations to IFE that would have been allocated to other facilities had the Sale taken place on February 23, 1997.

(c) Represents the reduction in the Company's interest expense that would have been realized had the Sale and use of the net proceeds from the Sale to repay a portion of the Company's bank line of credit occurred on February 23, 1997.

(d) To record B/E's equity earnings in its 49% investment in IFE.

(e) To adjust income tax expense to the Company's effective tax rate.

BE Aerospace, Inc.
Pro Forma Consolidated Balance Sheet (Unaudited)
November 28, 1998
(Dollars in thousands)

                                                                             Other
                                                B/E       Adjustment(a)   Adjustments   As Adjusted
                                             --------     -------------   -----------   -----------
Assets:
Current assets:
 Cash and cash equivalents                   $  34,548     $       (8)    $   59,675 (b)  $  34,540
                                                                             (59,675)(c)
 Account receivable - trade, net               136,119         (9,703)            --        126,416
 Inventories, net                              205,466        (32,393)            --        173,073
 Other current assets                           11,559           (276)            --         11,283
                                             ---------      ---------      ---------      ---------
             Total current assets              387,692        (42,380)            --        345,312
 Property and equipment, net                   144,661         (8,454)            --        136,207
 Intangibles & other assets, net               449,887        (17,116)            --        432,771
 Investment in unconsolidated subsidiary            --         35,923        (18,321)(b)     17,602
                                             ---------      ---------      ---------      ---------
                                             $ 982,240      $ (32,027)     $ (18,321)     $ 931,892
                                             =========      =========      =========      =========
Liabilities & Stockholders' Equity
Current liabilities
 Accounts payable                            $  70,426      $ (15,454)     $      --      $  54,972
 Accrued liabilities                            79,843         (6,213)            --         73,630
 Current portion of long-term debt              11,689             --             --         11,689
                                             ---------      ---------      ---------      ---------
             Total current liabilities         161,958        (21,667)            --        140,291

 Long-term debt                                630,592             --        (59,675)(c)    570,917
 Deferred income taxes                           1,148             --             --          1,148
 Other liabilities                              31,128        (10,360)        15,000 (b)     35,768
                                             ---------      ---------      ---------      ---------

             Total liabilities                 824,826        (32,027)       (44,675)       748,124
                                             ---------      ---------      ---------      ---------

Stockholders' equity
 Common stock                                      244             --             --            244
 Additional paid-in capital                    243,993             --             --        243,993
 Accumulated deficit                           (83,613)                       26,354 (b)    (57,259)
 Cumulative foreign exchange
             translation adjustment             (3,210)            --             --         (3,210)
                                             ---------      ---------      ---------      ---------
             Total stockholders' equity        157,414             --         26,354        183,768
                                             ---------      ---------      ---------      ---------
                                             $ 982,240      $ (32,027)       (18,321)       931,892
                                             =========      =========      =========      =========


See accompanying notes to Pro Forma Combined Statements of Operations for the Year Ended February 28, 1998.

BE Aerospace, Inc
Notes to Pro Forma Combined Balance Sheet
November 28, 1998


(a) To deconsolidate IFE from B/E's consolidated balance sheet.

(b) To record the estimated net proceeds, non-recurring net gain and the Company's 49% interest in IFE resulting from the Sale ($15 million of the estimated net proceeds of the Sale are deferred in accordance with generally accepted accounting principles.

(c) Reflects the repayment of a portion of the Company's line of credit.

                                  EXHIBIT INDEX



 Exhibit No.      Description of Exhibits                                Page
 -----------      -----------------------                                ----
     2.1          Purchase Agreement dated as of January 25,              13
                  1999 between BE Aerospace, Inc. and Sextant
                  Avionique, S.A.